Exhibit 10.1

AMENDMENT NO. 1
TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Amendment”) is executed as of April 1, 2013, but effective as of March 29, 2013 (that effective date, the “Amendment Effective Date”); is between the Lenders party hereto (which Lenders constitute all of the Lenders as of the date of this Amendment), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in that capacity, “Administrative Agent”), and SUPREME INDUSTRIES, INC., a Delaware corporation (“Borrower”); and is acknowledged by the Subsidiary Guarantors.

The Lenders, Administrative Agent, and Borrower entered into a Credit Agreement dated as of December 19, 2012 (as amended, restated, supplemented, or otherwise modified before the date of this Amendment, the “Credit Agreement”). The Lenders, Administrative Agent, and Borrower now desire to amend certain terms and provisions of the Credit Agreement as set forth in this Amendment.

Accordingly, the parties agree as follows:

1.                                      Definitions. Defined terms used but not defined in this Amendment are as defined in the Credit Agreement.

2.                                      Amendment. Effective as of the Amendment Effective Date, Section 2.5(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

“                                          (b)                                 Mandatory Reduction. If the Borrower, the Administrative Agent, and one or more Lenders do not establish a secured term loan facility under this Agreement before April 30, 2013 (which term loan facility (i) must be secured by real property and improvements reasonably satisfactory to Administrative Agent, and (ii) must provide, pursuant to documentation in form and substance reasonably satisfactory to Administrative Agent, for one or more term loan commitments to make one or more term loans in an aggregate original principal amount of at least $10,000,000), then the Revolving Credit Commitment shall be permanently reduced by $10,000,000 effective as of April 30, 2013.”

3.                                      Representations. To induce Administrative Agent and the Lenders to enter into this Amendment, Borrower hereby represents to Administrative Agent and the Lenders as follows:

(1)                                 that Borrower is duly authorized to execute and deliver this Amendment, that Borrower is duly authorized to borrow monies under the Credit Agreement, and that each Credit Party is duly authorized to perform its obligations under the Loan Documents;

(2)                                 that the execution and delivery of this Amendment by Borrower and the performance by each Credit Party of its obligations under the Loan Documents do not and will not violate any material provision of law or of their respective articles of incorporation or bylaws, limited partnership agreement, or certificate of formation or operating agreement, as applicable, or of any order, judgment, or decree of any court or other Governmental Authority binding on them;

(3)                                 that the Loan Documents (including this Amendment) are a legal, valid, and binding obligation of each Credit Party party thereto, enforceable against such Credit Party in accordance with its

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terms, except as enforcement is limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;

(4)                                 that, after giving effect to this Amendment, the representation and warranties set forth in Section 7 of the Credit Agreement are true and correct in all material respects (but if any representation or warranty is by its terms qualified by concepts of materiality, that representation or warranty is true and correct in all respects), in each case with the same effect as if such representations and warranties had been made on the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to an earlier date;

(5)                                 that, after giving effect to this Amendment, Borrower has complied with and is in compliance with all of the covenants set forth in the Credit Agreement, including those set forth in Section 8 and Section 9 of the Credit Agreement; and

(6)                                 that, as of the Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.                                      Conditions. This Amendment will become effective as of the Amendment Effective Date when Administrative Agent, the Lenders, and Borrower have signed it and the Subsidiary Guarantors have signed the attached acknowledgment. Administrative Agent’s delivery to Borrower of a copy of this Amendment executed by all necessary parties described in this Section 4 will be deemed evidence that the Amendment is effective as of the Amendment Effective Date. The Lenders hereby authorize and direct Administrative Agent to execute this Amendment.

5.                                      Miscellaneous. (a) This Amendment is governed by, and is to be construed in accordance with, the laws of the State of New York. Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

(b)                                 This Amendment binds Administrative Agent, the Lenders, and Borrower and their respective successors and assigns, and will inure to the benefit of Administrative Agent, the Lenders, Borrower and the successors and assigns of Administrative Agent and each Lender.

(c)                                  Except as specifically modified by the terms of this Amendment, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this Amendment and in all respects continue in full force and effect. Borrower, by execution of this Amendment, and each Subsidiary Guarantor, by acknowledgement of this Amendment, hereby reaffirm, assume, and bind themselves to all of the obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement and the other Loan Documents, as applicable.

(d)                                 This Amendment is a Loan Document. Borrower acknowledges that Administrative Agent’s reasonable costs and expenses (including reasonable attorneys’ fees) incurred in drafting this Amendment shall be paid by Borrower and the other Credit Parties in accordance with Section 12.3(a) of the Credit Agreement.

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(e)                                  The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument.

[Signature pages and acknowledgment to follow]

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The parties are signing this Amendment No. 1 to Credit Agreement as of the date stated in the introductory clause.

SUPREME INDUSTRIES, INC.,
as Borrower

By:	/s/ Matthew W. Long
Name:	Matthew W. Long
Title:	Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:	/s/ David W. O’Neal
Name:	David W. O’Neal
Title:	Senior Vice President

Acknowledged as of April 1, 2013, by the undersigned,
each of which is a Subsidiary Guarantor:

SUPREME CORPORATION,		SUPREME INDIANA OPERATIONS, INC.,
a Texas corporation		a Delaware corporation

By:	/s/ Matthew W. Long	By:	/s/ Matthew W. Long
Name:	Matthew W. Long	Name:	Matthew W. Long
Title:	Chief Financial Officer	Title:	Chief Financial Officer

SUPREME CORPORATION OF GEORGIA,		SUPREME CORPORATION OF TEXAS,
a Texas corporation		a Texas corporation

By:	/s/ Matthew W. Long	By:	/s/ Matthew W. Long
Name:	Matthew W. Long	Name:	Matthew W. Long
Title:	Chief Financial Officer	Title:	Chief Financial Officer

SUPREME TRUCK BODIES OF CALIFORNIA,		SUPREME MID-ATLANTIC CORPORATION,
a California corporation		a Texas corporation

By:	/s/ Matthew W. Long	By:	/s/ Matthew W. Long
Name:	Matthew W. Long	Name:	Matthew W. Long
Title:	Chief Financial Officer	Title:	Chief Financial Officer

SC TOWER STRUCTURAL LAMINATING, INC., a Texas corporation		SUPREME\MURPHY TRUCK BODIES, INC., a North Carolina corporation

By:	/s/ Matthew W. Long	By:	/s/ Matthew W. Long
Name:	Matthew W. Long	Name:	Matthew W. Long
Title:	Chief Financial Officer	Title:	Chief Financial Officer

SUPREME NORTHWEST, L.L.C.,
a Texas limited liability company

By:	/s/ Matthew W. Long
Name:	Matthew W. Long
Title:	Chief Financial Officer

SUPREME MIDWEST PROPERTIES, INC.,		SUPREME SOUTHEAST PROPERTIES, INC.,
a Texas corporation		a Texas corporation

By:	/s/ Matthew W. Long	By:	/s/ Matthew W. Long
Name:	Matthew W. Long	Name:	Matthew W. Long
Title:	Chief Financial Officer	Title:	Chief Financial Officer

SUPREME SOUTHWEST PROPERTIES, INC.,		SUPREME ARMORED, INC.,
a Texas corporation		a Texas corporation

By:	/s/ Matthew W. Long	By:	/s/ Matthew W. Long
Name:	Matthew W. Long	Name:	Matthew W. Long
Title:	Chief Financial Officer	Title:	Chief Financial Officer

SUPREME WEST PROPERTIES, INC.,		SUPREME STB, LLC,
a Texas corporation		a California limited liability company

By:	/s/ Matthew W. Long	By:	/s/ Herbert M. Gardner
Name:	Matthew W. Long	Name:	Herbert M. Gardner
Title:	Chief Financial Officer	Title:	President and Chief Executive Officer